SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         ATLANTIC PHARMACEUTICALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         ATLANTIC PHARMACEUTICALS, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

- ----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

- ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- ----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------------------

(5)  Total fee paid:

- ----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

- ----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

- ----------------------------------------------------------------------------

(3)  Filing party:

- ----------------------------------------------------------------------------

(4)  Date filed:

- ----------------------------------------------------------------------------

                         ATLANTIC PHARMACEUTICALS, INC.
                             142 CYPRESS POINT ROAD
                         HALF MOON BAY, CALIFORNIA 94019

                                  JUNE 20, 1996

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Atlantic Pharmaceuticals, Inc. (the "Company"), which will be held at 9:00 A.M. New York time on Wednesday, July 24, 1996, at the law offices of Brobeck, Phleger & Harrison LLP, 1301 Avenue of the Americas, 30th Floor, New York, New York 10019.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

            (i) to elect a Board of four directors to serve for the ensuing year or until their successors are elected and qualified;

           (ii) to approve an amendment to the Company's 1995 Stock Option Plan to increase the total number of shares authorized for issuance thereunder by 300,000 shares and to increase the number of shares subject to options granted to non-employee directors pursuant to the automatic grant program thereunder; and

          (iii) to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1996.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

         After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

         After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope no later than July 8, 1996. If you hold your shares of the Company in street name and decide to attend the Annual Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of shares of the Company and vote by ballot at the Annual Meeting, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

         A copy of the Company's 1995 Annual Report to Stockholders is also enclosed.

         We look forward to seeing you at the Annual Meeting.

                                           Sincerely,

                                           /s/ Jon D. Lindjord

                                           Jon D. Lindjord
                                           President and Chief Executive Officer




================================================================================
                                    IMPORTANT

         PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.
================================================================================

                         ATLANTIC PHARMACEUTICALS, INC.
              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 24, 1996
              -----------------------------------------------------

TO THE STOCKHOLDERS OF ATLANTIC PHARMACEUTICALS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Atlantic Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at 9:00 A.M. New York Time on Wednesday, July 24, 1996, at the law offices of Brobeck, Phleger & Harrison LLP, 1301 Avenue of the Americas, 30th floor, New York, New York 10019 for the following purposes:

         1. To elect a Board of four Directors to serve for the ensuing year or until their successors are elected and qualified. The four nominees are Jon D. Lindjord; Steve H. Kanzer; John K.A. Prendergast, Ph.D. and Lindsay A. Rosenwald, M.D.;

         2. To approve an amendment to the Company's 1995 Stock Option Plan (a) to increase the total number of shares authorized for issuance thereunder by 300,000 shares to a total of 950,000 shares, (b) to increase the number of shares subject to an option that a non-employee Board member is automatically granted thereunder on the initial date of election or appointment to the Board from 5,000 shares to 10,000 shares and (c) commencing with this year's Annual Meeting, to increase the number of shares subject to an option that a continuing non-employee Board member is automatically granted thereunder on the date of each annual meeting from 1,000 shares to 2,000 shares;

         3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1996; and

         4.       To transact  such other  business as may properly  come before
                  the  Annual  Meeting  and  any   adjournment  or  adjournments
                  thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is June 17, 1996. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices, 142 Cypress Point Road, Half Moon Bay, California 94019, for at least 10 days prior to the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you hold your shares of the Company in street name and decide to attend the Annual Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of shares of the Company and vote by ballot at the Annual Meeting, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                           Sincerely,

                                           /s/ Jon D. Lindjord
                                           Jon D. Lindjord
                                           President and Chief Executive Officer

Half Moon Bay, California
June 20, 1996

YOUR VOTE IS VERY IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                         ATLANTIC PHARMACEUTICALS, INC.
                             142 Cypress Point Road
                         Half Moon Bay, California 94019
                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 24, 1996


                      GENERAL INFORMATION FOR STOCKHOLDERS

         THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF ATLANTIC PHARMACEUTICALS, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 9:00 A.M. NEW YORK TIME ON WEDNESDAY, JULY 24, 1996, AT THE LAW OFFICES OF BROBECK, PHLEGER & HARRISON LLP, 1301 AVENUE OF THE AMERICAS, 30TH FLOOR, NEW YORK, NEW YORK 10019, AND AT ANY ADJOURNMENT THEREOF.

         This Proxy Statement and the accompanying form of Proxy are to be first mailed to the stockholders entitled to vote at the Annual Meeting on or about June 20, 1996.

RECORD DATE AND VOTING

         Stockholders of record at the close of business on June 17, 1996 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on such date, there were 2,663,880 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), outstanding and entitled to vote, and held by 73 stockholders of record. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 142 Cypress Point Road, Half Moon Bay, California 94019 or by telephone at (415) 726-1327. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by July 8, 1996.

                                    IMPORTANT

         PLEASE  MARK,   DATE,  SIGN  AND  RETURN  THE  ENCLOSED  PROXY  IN  THE
ACCOMPANYING POSTAGE-PREPAID, RETURN ENVELOPE NO LATER THAN JULY 8, 1996 SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise. Stockholders of record may revoke their proxy by filing with the Secretary of the Company at its principal executive offices at 142 Cypress Point Road, Half Moon Bay, California 94019 a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting their shares in person. Persons who hold their shares of the Company's stock in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing such ballot bearing a later date with the Secretary of the Company at its principal executive offices or by attending the Annual Meeting and voting such legal ballot in person.

SOLICITATION

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. The Company does not presently intend to solicit proxies other than by mail.

         Whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed Proxy in the accompanying postage prepaid, return envelope no later than July 8, 1996.

         THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1995 (THE "ANNUAL REPORT") HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.




                                       2.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                      PROPOSAL ONE - ELECTION OF DIRECTORS


         At the Annual Meeting, a Board of four directors will be elected to serve for one year and until their successors shall have been duly elected and qualified or until their earlier resignation or removal. The Board has selected four nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF the nominees named below. The four candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS, UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL.

INFORMATION WITH RESPECT TO NOMINEES

   Set forth below is information regarding the nominees.

Name of Nominees               Age  Position(s) with the Company  Director Since
- ---------------                ---  ----------------------------  --------------

Jon D. Lindjord                47   Director, President and Chief     1995
                                    Executive Officer

Steve H. Kanzer                32   Director                          1993

John K.A. Prendergast, Ph.D.   41   Director                          1994

Lindsay A. Rosenwald, M.D.     41   Director                          1993


BUSINESS EXPERIENCE OF NOMINEES

         JON D. LINDJORD assumed the position of Chief Executive Officer and President of the Company effective August 1, 1995 and was elected a director of the Company in December 1995. Since August 1, 1995, Mr. Lindjord also has served as Chief Executive Officer and President of each of the Company's subsidiaries, Optex Ophthalmologics, Inc., Gemini Gene Therapies, Inc. and Channel Therapeutics, Inc. From 1988 to 1994, Mr. Lindjord worked for G.D. Searle, a pharmaceutical company, in a variety of positions including Vice President, Corporate Marketing Planning; Vice President, International Marketing Operations; and, most recently, Managing Director, Eastern Europe and Russia. During the period from 1985 to 1988, Mr. Lindjord instituted and ran a department at Pfizer Pharmaceuticals which increased the efficacy and efficiency of two-way communications among the marketing, licensing and business units at the New York City headquarters and the research and development division in Groton, Connecticut. During 1984 to 1985, Mr. Lindjord served as Director of Business Development, Medicinal Products at Bristol-Myers International Group, a conglomerate. Mr. Lindjord currently serves as a director of Lutinvest Management Company, an emerging markets growth fund. Mr. Lindjord received his A.B. from Princeton University in 1970 and his M.B.A. from the Darden School at the University of Virginia in 1972.


                                       3.

         STEVE H. KANZER has served as a director of the Company since its inception. Mr. Kanzer has been a Managing Director of The Castle Group, a venture capital and merchant banking firm, since November 1991, and a Managing Director of Paramount Capital, Incorporated, an investment bank specializing in the biotechnology industry, since February 1992. Mr. Kanzer is a director of Boston Life Sciences, Inc. and several other privately held biotechnology companies. Prior to joining The Castle Group and Paramount Capital, Incorporated, Mr. Kanzer was an attorney with Skadden, Aarps, Slate, Meagher & Flom in New York, New York from September 1988 to October 1991. Mr. Kanzer received his J.D. from New York University School of Law and a B.B.A. in Accounting from Baruch College.

         JOHN K.A. PRENDERGAST, PH.D. is a co-founder of the Company, as well as of two of its subsidiaries, Optex Ophthalmologics, Inc. and Channel Therapeutics, Inc. Dr. Prendergast has served as a director of each of the Company, Optex Ophthalmologics, Inc. and Channel Therapeutics, Inc. since August 1994. Dr. Prendergast has been a Managing Director of The Castle Group, a venture capital and merchant banking firm, since January 1993. Prior to joining The Castle Group, Dr. Prendergast worked as an investment banker in the Corporate Finance division of the firm D.H. Blair & Co., Inc., an investment bank, from May 1991 to September 1991. Dr. Prendergast received his M.Sc. and
Ph.D. from the University of New South Wales, Sydney, Australia and a CSS in Administration and Management from Harvard University.

         LINDSAY A. ROSENWALD, M.D. has been a member of the Board of Directors of the Company since its inception and served as its President and Chief Executive Officer until July 1993. Dr. Rosenwald has been Chairman and Chief Executive Officer of The Castle Group, a venture capital and merchant banking firm, since its inception in 1991. Since February 1992, Dr. Rosenwald also has been the Chairman and Chief Executive Officer of Paramount Capital, Incorporated, an investment bank specializing in the biotechnology industry. In June 1994 Dr. Rosenwald founded Aries Financial Services, Inc., a money management firm specializing in the health sciences industry. From 1987 to 1991, Dr. Rosenwald was Managing Director of Corporate Finance of D.H. Blair & Co., Inc., an investment bank. Dr. Rosenwald is also Chairman of the Board of Directors of Interneuron Pharmaceuticals, Inc., which he co-founded in 1988; a director of each of the following publicly traded biotechnology companies:
Ansan, Inc., Arigen, Inc., BioCryst Pharmaceuticals, Inc., Neose Technologies, Inc., Sparta Pharmaceuticals, Inc., Titan Pharmaceuticals, Inc. and Xenometrix, Inc.; and a director of several other privately held pharmaceutical companies. Dr. Rosenwald holds an M.D. from Temple University School of Medicine and a B.S. in Finance from Pennsylvania State University.

NUMBER OF DIRECTORS; RELATIONSHIPS

         The Company's Bylaws authorize the Board to fix by resolution the number of directors serving on the Board, provided that such number is one or more. Since December 5, 1995, the number of directors has been fixed at four. All directors hold office until the annual meeting of stockholders following the initial election or appointment of such director, and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

         There are no family relationships among executive officers or directors of the Company.

BOARD MEETINGS AND COMMITTEES

         The Board held one meeting during the 1995 fiscal year, and each of the four directors participated in or attended such meeting. In addition, the Board acted several times by unanimous written consent during the 1995 fiscal year.

         The Board has an Audit Committee and a Compensation Committee, but not a standing Nominating Committee. The Audit Committee, which is composed of Messrs. Kanzer and Prendergast, reviews the professional services provided by the Company's independent auditors and monitors the scope and results of the annual audit; reviews proposed changes in the Company's financial and accounting standards and principles; reviews the

                                       4.

Company's policies and procedures with respect to its internal accounting, auditing and financial controls; makes recommendations to the Board of Directors on the engagement of the independent auditors and addresses other matters that may come before it or as directed by the Board of Directors. The Audit Committee held one meeting during the 1995 fiscal year, at which both Messrs. Kanzer and Prendergast were in attendance.

         The Compensation Committee, which is composed of Messrs. Kanzer and Rosenwald, sets the compensation for certain of the Company's personnel and administers the Company's 1995 Stock Option Plan. The Compensation Committee held two meetings during the 1995 fiscal year, at which both Messrs. Kanzer and Rosenwald were in attendance.

DIRECTOR COMPENSATION

         Non-employee Board members are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board and of Committees of the Board. Non-employee Board members are eligible to participate in the automatic stock option grant program pursuant to the Company's 1995 Stock Option Plan. Upon approval of Proposal Two by the stockholders at this Annual Meeting, non-employee directors will be granted an option for 10,000 shares of the Company's common stock upon their initial election or appointment to the Board, and, beginning with the Annual Meeting, an option for 2,000 shares of the Company's common stock on the date of each annual meeting of the Company for those non-employee directors continuing to serve after such meeting. No non-employee Board member has received any grants under the automatic option grant program.

         Each employee of the Company who is also a director of the Company does not receive any additional compensation for his service on the Board.



                                       5.

                      PROPOSAL TWO - APPROVAL OF AMENDMENTS
                     TO THE COMPANY'S 1995 STOCK OPTION PLAN


INTRODUCTION

         The stockholders are being asked to vote on an amendment to the Company's 1995 Stock Option Plan (the "Plan") that would (a) increase the total number of shares authorized for issuance thereunder by 300,000 shares to a total of 950,000 shares, (b) increase the number of shares that a non-employee Board member is automatically granted under the Automatic Option Grant Program thereunder on the initial date of election or appointment to the Board from 5,000 shares to 10,000 shares and to the number of shares that a continuing non-employee Board member is automatically granted thereunder on the date of each annual meeting beginning with this Annual Meeting from 1,000 shares to 2,000 shares. The Board adopted the amendment on June 10, 1996, subject to stockholder approval at the Annual Meeting.

         The Plan, pursuant to which 950,000 shares of Common Stock, including those to be approved by the Company's stockholders at the Annual Meeting, have been reserved for issuance was adopted by the Board of Directors in July 1995 and subsequently approved by the Company's stockholders. The Plan became effective upon its adoption by the Board. A total of 950,000 shares of Common Stock, including the 300,000 shares of Common Stock subject to approval by the Company's stockholders at the Annual Meeting, have been reserved for issuance under the Plan. The amendment to the Plan subject to stockholder approval under this Proposal Two was adopted by the Board on June 10, 1996.

         The principal terms and provisions of the Plan are summarized below. The summary is not, however, intended to be a complete description of all the terms of the Plan. A copy of the Plan will be furnished without charge to any stockholder upon written request to the attention of the Company's corporate secretary at 142 Cypress Point Road, Half Moon Bay, California 94019.

DESCRIPTION OF THE PLAN

         Equity Incentive Programs. The Plan contains two separate equity incentive programs: (i) a Discretionary Option Grant Program and (ii) an Automatic Option Grant Program. The principal features of these programs are described below. The Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") has complete discretion (subject to the provisions of the
Plan) to authorize option grants under the Discretionary Option Grant Program. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

         Share Reserve. A total of 950,000 shares of Common Stock (including the 300,000-share increase subject to approval under this Proposal Two) has initially been reserved for issuance over the term of the Option Plan. The number of shares available for issuance under the Option Plan will increase on the first trading day of each calendar year, beginning with the 1997 calendar year, by an amount equal to one percent of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. In no event may any one participant in the Option Plan be granted stock options and separately exercisable stock appreciation rights for more than 180,000 shares in the aggregate per calendar year, beginning with the 1995 calendar year.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the

                                       6.

securities issuable (in the aggregate and to each participant) under the Plan and to the securities and exercise price under each outstanding option.

         Eligibility. Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board (other than those serving as members of the Compensation Committee) and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries are eligible to participate in the Discretionary Option Grant Program. Non-employee members of the Board (including members of the Compensation Committee) are also eligible to participate in the Automatic Option Grant Program.

         As of May 31, 1996, four executive officers were eligible to participate in the Plan and three non-employee Board members were eligible to participate in the Automatic Option Grant Program. No other employees or non-employee Board members were eligible to participate in the Plan or Automatic Option Grant Program.

         Valuation. The fair market value per share of Common Stock on any relevant date under the Option Plan will be the average of the highest bid and lowest asked prices per share on that date on the Nasdaq SmallCap Market.
On May 31, 1996, the fair market value per share was $8.00.

         Amendment and Termination. The Board may amend or modify the Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the Plan at any time, and the Plan will in all events terminate on June 30, 2005.

DISCRETIONARY OPTION GRANT PROGRAM

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share less than, equal to or greater than the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The  Plan  Administrator  is  authorized  to issue  two  types of stock
appreciation   rights  in   connection   with  option   grants  made  under  the
Discretionary Option Grant Program:

         Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

         Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six months may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.


                                       7.

         The Plan Administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, as amended by the Board on June 10, 1996 and as subject to stockholder approval at this Annual Meeting, each individual who first becomes a non-employee Board member after the initial public offering of the Common Stock will automatically be granted at that time an option grant for 10,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is to continue to serve as a non-employee Board member after such meeting will automatically be granted an option to purchase 2,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 2,000-share options which any one non-employee Board member may receive over the period of Board service. However, in no event will a non-employee Board member be eligible to receive an option grant under the Automatic Option Grant Program if such individual is, directly or indirectly, the holder of stock of the Company possessing more than five percent of the voting power of all classes of stock of the Company or is a representative of, or affiliated with such a five percent stockholder.

         Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

         Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each initial option grant will vest (and the Company's repurchase rights will lapse) in four equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the option grant date. Each annual option grant will vest (and the Company's repurchase rights will lapse) upon the completion of one year of Board service measured from the option grant date.

         The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or an acquisition of the Company by merger or asset sale or a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

GENERAL PROVISIONS

         Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration in the event the individual's service is subsequently terminated within 18 months following the acquisition. The Plan Administrator has the discretion to provide for the acceleration of all outstanding options under the Discretionary Grant Program upon a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members) or upon the termination of the individual's service within a specified period following the change in control.


                                       8.

         The Plan Administrator may also grant options with terms different than those described above in connection with an acquisition or hostile change in control of the Company.

         Financial Assistance. The Plan Administrator may permit one or more optionees to pay the exercise price of outstanding options under the Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any optionee may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's period of service.

         Special Tax Election. The Plan Administrator may provide one or more holders of options with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.


                                       9.


STOCK AWARDS

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between June 30, 1995 and June 1, 1996 under the Option Plan together with the weighted average exercise price payable per share.


======================================================================================================================
                                                OPTION TRANSACTIONS
- ----------------------------------------------------------------------------------------------------------------------
                                                                                                  WEIGHTED
                                                                      NUMBER OF OPTION             AVERAGE
                    NAME AND POSITION                                       SHARES             EXERCISE PRICE
- ----------------------------------------------------------------------------------------------------------------------

Jon D. Lindjord
Director, President and Chief Executive Officer                            240,000                  $3.39
- ----------------------------------------------------------------------------------------------------------------------
Stephen R. Miller, M.D.
Vice President, Chief Medical Officer                                      139,959                  $5.22
- ----------------------------------------------------------------------------------------------------------------------
Margaret A. Schalk
Senior Director, Project Management                                        116,639                  $5.34
- ----------------------------------------------------------------------------------------------------------------------
Shimshon Mizrachi
Controller                                                                  50,000                  $5.81
- ----------------------------------------------------------------------------------------------------------------------
H. Laurence Shaw, M.D.
Chief Executive Officer                                                     23,557                  $1.00
- ----------------------------------------------------------------------------------------------------------------------
All current executive officers as a group
(4 persons)                                                                546,598                  $4.50
- ----------------------------------------------------------------------------------------------------------------------
Steve H. Kanzer
Director                                                                         0                   N/A
- ----------------------------------------------------------------------------------------------------------------------
John K.A. Prendergast, Ph.D.
Director                                                                         0                   N/A
- ----------------------------------------------------------------------------------------------------------------------
Lindsay A. Rosenwald
Director                                                                         0                   N/A
- ----------------------------------------------------------------------------------------------------------------------
All non-employee directors as a group
(3 persons)                                                                      0                   N/A
- ----------------------------------------------------------------------------------------------------------------------
All employees, including current officers who are not executive
officers, as a group                                                             0                   N/A
(0 persons)
======================================================================================================================


NEW PLAN BENEFITS

         The Company has not granted any stock options or stock appreciation rights from the pool of 300,000 shares of Common Stock subject to stockholder approval in this Proposal Two.


                                       10.

FEDERAL INCOME TAX CONSEQUENCES

Option Grants

         Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.


                                       11.

ACCOUNTING TREATMENT

         Option grants with exercise prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest. Option grants at 100% of fair market value will not result in any charge to the Company's earnings but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

STOCKHOLDER APPROVAL

         The affirmative vote of the holders of a majority of the outstanding Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on this Proposal Two is required for approval of the proposed amendment to the Plan. If such stockholder approval is not obtained, then the Plan will terminate once the existing share reserve available under the Plan has been issued. In addition, if stockholder approval of this proposal is not obtained, under the Automatic Option Grant Program, eligible non-employee Board members will receive a 5,000 share option grant upon the initial election or appointment to the Board and continuing non-employee Board members will receive a 1,000-share option grant on the date of each Annual Stockholders Meeting beginning with this Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the approval of the amendments to the Plan as described in this Proposal Two. The Board believes that the amendments to the Plan are essential to the Company's efforts in attracting and retaining the services of highly qualified individuals who can contribute significantly to the Company's financial success. ACCORDINGLY, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENTS TO THE PLAN.



                                       12.

                   PROPOSAL THREE - RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS


         Upon the recommendation of the Audit Committee, the Board has appointed the firm of KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1996, and is asking the stockholders to ratify this appointment.

         In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the Common Stock present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of KPMG Peat Marwick LLP.

         KPMG Peat Marwick LLP commenced its annual audit of the Company's financial statements in December 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1996.




                                       13.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


EXECUTIVE OFFICERS

         Certain information about the Company's executive officers is set forth below (information concerning the Company's directors is contained in Proposal One above):

               Name            Age                 Position
              -----            ---                 --------

     Stephen R. Miller, M.D.   38     Vice President and Chief Medical Officer

     Margaret A. Schalk        38     Senior Director, Project Management

     Shimshon Mizrachi         43     Controller

         STEPHEN R. MILLER, M.D. assumed the position of Vice President and Chief Medical Officer effective September 19, 1995. Since September 19, 1995, Dr. Miller also has served as Vice President and Chief Medical Officer of each of the Company's subsidiaries, Optex Ophthalmologics, Inc., Gemini Gene Therapies, Inc. and Channel Therapeutics, Inc. From December 1985 to September 1995, Dr. Miller served in a variety of positions of increasing responsibility in the research and development and the marketing divisions of G.D. Searle, a pharmaceutical company, including Senior Director, Technology Planning; Senior Director, International Marketing Operations; Director, Cardiovascular Marketing; and Associate Director, Clinical Research and Development. Dr. Miller is board certified in Internal Medicine and has been an Instructor of Clinical Medicine at the Chicago Medical School since 1985.

         MARGARET A. SCHALK assumed the position of Senior Director, Project Management effective September 19, 1995. Since September 19, 1995, Ms. Schalk also has served as Senior Director, Project Management of each of the Company's subsidiaries, Optex Ophthalmologics, Inc., Gemini Gene Therapies, Inc. and Channel Therapeutics, Inc. From 1987 to September 1995, Ms. Schalk held positions of increasing responsibility in the areas of project management, drug development and marketing at G.D. Searle, a pharmaceutical company, including Senior Product Manager, International Marketing Operations; Director of Project Management, Corporate Medical and Scientific Affairs; and Associate Director, Drug Development, Corporate Medical and Scientific Affairs.

         SHIMSHON MIZRACHI assumed the position of Controller effective November 15, 1995. Since November 15, 1995, Mr. Mizrachi also has served as Controller of each of the Company's subsidiaries, Optex Ophthalmologics, Inc., Gemini Gene Therapies, Inc. and Channel Therapeutics, Inc. From April 1994 to November 1995, Mr. Mizrachi served in a management position for the Caldor Corp., a regional retail company. From 1987 to April 1994 Mr. Mizrachi held management positions of increasing responsibility for MidIsland Department Stores, a regional retail company. Mr. Mizrachi is a Certified Public Accountant and received his MBA from Adelphi University.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation earned, for services rendered in all capacities to the Company, for the last fiscal year by the Company's Chief Executive Officer, the two other highest paid executive officers serving as such at the end of 1995 whose compensation for that fiscal year was in excess of $100,000, and the Company's former Chief Executive Officer who resigned as of July 31, 1995. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of the Company received compensation in excess of $100,000 during fiscal year 1995. Other than Dr. Shaw, who resigned as the Company's Chief Executive Officer, no other executive officer who would otherwise have been included in such table on the basis of 1995 salary and bonus resigned or terminated employment during the year.

                                       14.




                                            SUMMARY COMPENSATION TABLE

====================================================================================================================================
                                                                                                          Long-Term
                                                                                                           Compen-
                                                                 Annual Compensation                       sation
                                               -------------------------------------------------------------------------
                                                                                                           Awards
                                                                                                     -------------------

                                                                                         Other          Securities         All Other
                                                                                         Annual         Underlying          Compen-
                                                                                        Compen-         Options/SARs       sation($)
    Name and Principal Position        Year(1)     Salary ($)(2)         Bonus ($)      sation($)            (#)
- ------------------------------------------------------------------------------------------------------------------------------------

Jon D. Lindjord                         1995         72,717(3)             --               --            180,000             --
  President and Chief
  Executive Officer

Stephen R. Miller, M.D.                 1995         40,278(4)             --               --             39,959             --
  Vice President,
  Chief Medical Officer

Margaret A. Schalk                      1995         27,777(5)             --            1,420(6)          26,639             --
  Senior Director,
  Project Management

H. Laurence Shaw, M.D.                  1995        125,819(9)             --               --             23,557         45,000(10)
  Chief Executive Officer

====================================================================================================================================

(1) The Company was not a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") at any time during 1994 and 1993. Therefore, the Summary Compensation Table will include 1995 data only.

(2) Includes amounts deferred under the Company's Retirement Income Plan (Internal Revenue Code Section 401(k)).

(3) Mr. Lindjord's annual compensation is $175,000. The Summary Compensation Table sets forth compensation paid to Mr. Lindjord by the Company commencing August 1, 1995, when he first became Chief Executive Officer of the Company.

(4) Dr. Miller's annual compensation is $145,000. The Summary Compensation Table sets forth compensation paid to Dr. Miller by the Company commencing September 21, 1995, when he first became employed by the Company.

(5) Ms. Schalk's annual compensation is $100,000. The Summary Compensation Table sets forth compensation paid to Ms. Schalk commencing September 21, 1995, when she first became employed by the Company.

(6) Represents the reimbursement by the Company of certain moving expenses incurred by Ms. Schalk in relocating to Half Moon Bay, California.

(7) Mr. Mizrachi's annual compensation is $90,000. The Summary Compensation Table sets forth compensation paid to Mr. Mizrachi commencing November 15, 1995, when he first became employed by the Company.

(8) Represents the reimbursement by the Company of certain moving expenses incurred by Mr. Mizrachi in relocating to Half Moon Bay, California.

(9) Dr. Shaw resigned from his position as Chief Executive Officer as of July 31, 1995. The Summary Compensation Table sets forth compensation paid to Dr. Shaw by the Company through July 31, 1995.

(10)     Represents amounts received as severance pay.


                                       15.


OPTIONS AND STOCK APPRECIATION RIGHTS

         The following table contains information concerning the grant of stock options under the Plan to the Named Officers during the 1995 fiscal year. Except as described in footnote (1) below, no stock appreciation rights were granted during the 1995 fiscal year.



                                                OPTION/SAR GRANTS IN LAST FISCAL YEAR

================================================================================================================================


                                                          Individual Grants
- --------------------------------------------------------------------------------------------------------------------------------


                                        Number of Securities      % of Total Options
                                         Underlying Options/     Granted to Employees      Exercise Price       Expiration
                Name                     SARs Granted(#)(1)         in Fiscal Year          ($/Share)(2)           Date
- --------------------------------------------------------------------------------------------------------------------------------

Jon D. Lindjord                               110,000                    40.7                   3.75              7/30/02
                                               70,000                    25.9                    .75              7/30/02

Stephen R. Miller, M.D.                        39,959                    14.8                   3.75              9/20/05

Margaret A. Schalk                             26,639                     9.9                   3.75              9/20/05

H. Laurence Shaw, M.D.                         23,557                     8.7                   1.00              8/31/00
================================================================================================================================


(1) Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The grant dates for each option are as follows: for Mr. Lindjord, August 1, 1995; for Mr. Miller and Ms. Schalk, December 19, 1995; and for Mr. Shaw, August 31, 1995. Each option becomes exercisable in four equal annual installments upon completion of each year of service measured from the grant date. However, the option granted to Mr. Shaw was immediately exercisable for all the shares on the date of grant. Each option will become immediately exercisable in full upon an acquisition of the Company by merger or asset sale, unless the option is assumed by the successor entity. Each option includes a limited stock appreciation right pursuant to which the optionee may surrender the option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 50% of the combined voting power of the Company's outstanding voting securities. In return for the surrendered option, the optionee will receive a cash distribution per surrendered option share equal to the excess of (i) the highest price paid per share of the Company's common stock in such hostile tender offer over (ii) the exercise price payable per share under the cancelled option.

(2) The exercise price may be paid in cash or in shares of Common Stock (valued at fair market value on the exercise date) or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of such tax liability.


                                       16.


OPTION EXERCISES AND HOLDINGS

         The  following  table  provides  information  with respect to the Named
Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year (as of December 31, 1995). No stock appreciation rights were exercised during such fiscal year, and, except for the limited rights described in footnote (1) to the preceding table, no stock appreciation rights were outstanding at the end of that fiscal year.


                                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                      AND FY-END OPTION VALUES

====================================================================================================================================




                                              Value                                              Value of Unexercised In-the-Money
                                             Realized                                           Options at FY-End (Market price of
                                          (Market price       No. of Securities Underlying     shares at FY-End less exercise price)
                             Shares        at exercise     Unexercised Options at FY-End (#)                   ($)(1)
                           Acquired on      date less     --------------------------------------------------------------------------
                          Exercise (#)       exercise
     Name                                 price) ($)(2)    Exercisable         Unexercisable        Exercisable        Unexercisable

- ------------------------------------------------------------------------------------------------------------------------------------

Jon D. Lindjord              --               --                --                180,000                --               525,000
- ------------------------------------------------------------------------------------------------------------------------------------
Stephen R. Miller,           --               --                --                39,959                 --               69,928
M.D.
- ------------------------------------------------------------------------------------------------------------------------------------
Margaret A. Schalk           --               --                --                26,639                 --               46,618
- ------------------------------------------------------------------------------------------------------------------------------------
H. Laurence Shaw,            --               --              23,557                --                106,007               --
M.D.
====================================================================================================================================

(1) Based on the fair market value of the Company's Common Stock on December 29, 1995 of $5.50 per share, the closing selling price per share on that date on the Nasdaq SmallCap Market.

(2) Equal to the closing selling price of the purchased shares on the option exercise date less the exercise price paid for such shares.


EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

         Effective January 1, 1995, the Company entered into a Consulting Agreement with John K.A. Prendergast, M.D., a director of the Company. Dr. Prendergast advises the Company on the marketability of its technologies and provides referrals for potential partnering arrangements with the Company. Pursuant to such Consulting Agreement, Dr. Prendergast receives a consulting fee of $2,500 per month. The Agreement is for a term of one year, is renewable at the discretion of both parties and may be terminated upon 10 days' notice by either party. As of January 1, 1996, the parties extended such agreement for an additional one year period.

         The Company entered into a severance agreement dated as of August 31, 1995 with Dr. H. Laurence Shaw, the Company's former Chief Executive Officer and President, pursuant to which the Company made a one time payment of $45,000 to Dr. Shaw and granted Dr. Shaw certain options for common stock of the Company and of each of the subsidiaries of the Company.

         Effective August 1, 1995, Mr. Lindjord became Chief Executive Officer and President of the Company and each of the subsidiaries of the Company pursuant to a Letter Agreement, dated July 7, 1995. Pursuant to such Agreement, the Company agreed to pay Mr. Lindjord an annual salary of $175,000 payable semi-monthly, in addition to a $25,000 discretionary bonus payable at the end of Mr. Lindjord's first year of employment with the Company.

                                       17.

In the event that the Company terminates Mr. Lindjord's employment without cause, the Company is obligated to continue to pay his salary for one year, subject to Mr. Lindjord's duty to mitigate damages by seeking alternative employment. Further, pursuant to such Agreement and under the Company's 1995 Stock Option Plan, the Company has issued to Mr. Lindjord options to purchase 180,000 shares of Common Stock exercisable at a weighted average price of $2.58 per share. Furthermore, Mr. Lindjord and his dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as the Company makes available to its other senior officers and directors.

         Effective September 21, 1995, Dr. Miller became Vice President, Chief Medical Officer of the Company and of each of the Company's subsidiaries pursuant to a Letter Agreement, dated September 21, 1995. Pursuant to such Agreement, the Company agreed to pay Dr. Miller an annual salary of $145,000 and to reimburse Dr. Miller for up to $8,000 of expenses incurred by him to relocate to Half Moon Bay, California. In the event that the Company terminates Dr. Miller's employment without cause, the Company is obligated to continue to pay his salary for nine months, subject to Dr. Miller's duty to mitigate damages by seeking alternative employment. In addition, the Company issued Dr. Miller under the Company's 1995 Stock Option Plan an option to purchase 39,959 shares of the Company's Common Stock at an exercise price of $3.75 per share. Finally, Dr. Miller and his dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as the Company makes available to its other senior officers and directors.

         Effective September 21, 1995, Ms. Schalk became Senior Director, Project Management of the Company and of each of the Company's subsidiaries pursuant to a Letter Agreement, dated September 21, 1995. Pursuant to such Agreement, the Company agreed to pay Ms. Schalk an annual salary of $100,000 and to reimburse Ms. Schalk for up to $8,000 of expenses incurred by her to relocate to Half Moon Bay, California. In the event that the Company terminates Ms. Schalk's employment without cause, the Company is obligated to continue to pay her salary for nine months, subject to Ms. Schalk's duty to mitigate damages by seeking alternative employment. In addition, the Company issued Ms. Schalk under the 1995 Stock Option Plan an option to purchase 26,639 shares of the Company's Common Stock at an exercise price of $3.75 per share. Finally, Ms. Schalk and her dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as the Company makes available to its other senior officers and directors.

         Effective November 15, 1995, Mr. Mizrachi became Controller of the Company and of each of the Company's subsidiaries pursuant to a Letter Agreement, dated November 6, 1995. Pursuant to such Agreement, the Company agreed to pay Mr. Mizrachi an annual salary of $90,000 and to reimburse Mr. Mizrachi for up to $8,000 of expenses incurred by him to relocate to Half Moon Bay, California. In the event that the Company terminates Mr. Mizrachi's employment without cause, the Company is obligated to continue to pay his salary for six months, subject to Mr. Mizrachi's duty to mitigate damages by seeking alternative employment. Finally, Mr. Mizrachi and his dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as the Company makes available to its other senior officers and directors.

         The Compensation Committee has the discretion under the Plan to accelerate options granted in the Named Officers in connection with a change in control of the Company or upon the subsequent termination of the officer's employment following the change and control.

CHANGE OF CONTROL TRANSACTIONS

         In December 1995, the Company completed an initial public offering of 1,872,750 of its Units, with each Unit consisting of one share of the Company's Common Stock and one redeemable Warrant exercisable for one share of the Company's Common Stock. The net proceeds of the initial public offering were $6,050,400.


                                       18.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors and certain officers of the Company have entered into separate indemnification agreements with the Company.

         Prior to a private financing consummated in September 1995, the Company's operations had been financed primarily through loans provided by Lindsay A. Rosenwald, M.D., a director and principal stockholder of the Company, and VentureTek, L.P. ("VentureTek"), a principal stockholder and affiliate of Dr. Rosenwald (the "Stockholder Loans"). On December 31, 1995, Stockholder Loans aggregating $2,442,304 in principal and interest were converted into an aggregate of 785,234 shares of the Company's Common Stock. The Company granted to Dr. Rosenwald and VentureTek unlimited "piggyback" registration rights and rights exercisable twice each year for registration on Form S-2 of such shares of Common Stock, as well as any shares hereafter acquired by such stockholders. The registration rights are subject to certain limitations and conditions, including the right of the underwriter to restrict the number of shares offered in a registration. In addition, the shares of Common Stock are subject to certain lockup restrictions.

         In addition to the Stockholder Loans described above, VentureTek, L.P. made a loan to the Company in July 1995 in an aggregate principal amount of $125,000, bearing interest at the rate of 10% annually. This loan, as well as $115,011 accrued interest, were repaid on January 15, 1996 from the proceeds of the Company's initial public offering.

         On June 4, 1996, the Company entered into a letter agreement with Paramount Capital Incorporated ("Paramount"), which is controlled by Dr. Rosenwald, pursuant to which Paramount agreed to render financial advisory services to the Company. Pursuant to the letter agreement, the Company will compensate Paramount for such services by paying Paramount $5,000 per month and a retainer payable in warrants to purchase 25,000 shares of the Company's Common Stock at an exercise price of $10.00. The Company has agreed to pay Paramount additional consideration upon the occurrence of certain events.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between Atlantic and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to Atlantic than could be obtained from unaffiliated third parties.




                                       19.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who are the beneficial owners of more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the United States Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms furnished to the Company and the written representations that no other reports were required, the Company believes that, during the period from January 1, 1995 to December 31, 1995, all officers, directors and beneficial owners of more than 10% of the Company's Common Stock complied with all Section 16(a) requirements.


                                       20.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS


         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of June 1, 1996 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee, (iii) the Named Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of the Company's Common Stock subject to convertible securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days are deemed to be beneficially owned by the person holding such convertible security for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below, based upon such information furnished by such owners, have sole investment power with respect to such shares, subject to community property laws where applicable.



                                                                    Number               Percent of Total
          Name and Address                                         of Shares           Shares Outstanding(1)
          ----------------                                         ---------           ---------------------
     VentureTek, L.P.(2).....................................        438,493                  17.96%
        39 Broadway
        New York, NY  10006

     Lindsay A. Rosenwald, M.D.(3)...........................        350,458                  14.36%
        375 Park Avenue, Suite 1501
        New York, NY  10152

     Steve H. Kanzer.........................................            121                       *

     John K.A. Prendergast, Ph.D.(4).........................            156                       *

     Jon D. Lindjord.........................................            ---                       *

     Stephen R. Miller, M.D..................................            ---                       *

     Margaret A. Schalk......................................            ---                       *

     H. Laurence Shaw, M.D.(5)...............................         23,682                       *

     All current executive officers and directors
        as a group (8 persons)...............................        350,830                  14.37%

- -----------------------------
*        Less than 1.0%

(1) Percentage of beneficial ownership is calculated assuming 2,663,880 shares of Common Stock were outstanding on June 1, 1996. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting and investment power with respect to shares of Common Stock.

(2) The general partner of VentureTek, L.P. is Mr. C. David Selingut. Mr. Selingut may be considered a beneficial owner of the shares owned by VentureTek, L.P. by virtue of his authority as general partner to vote and/or dispose of such shares. VentureTek, L.P. is a limited partnership, the limited partners of which include Dr. Rosenwald's wife, children, sisters of Dr. Rosenwald's wife and their husbands and children. Dr. Rosenwald disclaims beneficial ownership of such shares.


                                       21.



(3) Includes 570 shares owned by Dr. Rosenwald's wife and trusts in favor of his minor children. Dr. Rosenwald disclaims beneficial ownership of such shares. Does not include 86 shares collectively owned by Dr. Rosenwald's mother and two brothers, of which Dr. Rosenwald disclaims beneficial ownership. Includes 380 shares owned by two companies of which Dr. Rosenwald is the sole stockholder.

(4) Includes 53 shares of Common Stock held in trust for the benefit of the children of Dr. Prendergast. Dr. Prendergast disclaims beneficial ownership of such shares.

(5) Includes 23,557 shares of Common Stock underlying immediately exercisable options which were granted to Dr. Shaw upon consummation of the Company's initial public offering. Dr. Shaw resigned his position as the Company's President and Chief Executive Officer, effective August 1, 1995.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS


         Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's Annual Meeting of Stockholders is expected to be January 20, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.


                                  ANNUAL REPORT


         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1995 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.


                                    FORM 10-K


         The Company filed an Annual Report on Form 10-K with the Commission. Stockholders may obtain a copy of this report, without charge, by writing to Investor Relations, Atlantic Pharmaceuticals, Inc., 142 Cypress Point Road, Half Moon Bay, California 94019.


                                  OTHER MATTERS


         The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.


                                                  THE BOARD OF DIRECTORS

Dated:  June 20, 1996




                                      22.

                         ATLANTIC PHARMACEUTICALS, INC.
                             1995 STOCK OPTION PLAN
                      as amended and restated June 9, 1996


                                   ARTICLE ONE

                               GENERAL PROVISIONS


        I.        PURPOSE OF THE PLAN

                  This  1995  Stock  Option  Plan is  intended  to  promote  the interests of Atlantic Pharmaceuticals, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

       II.        STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into two separate equity programs:

                          (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

                         (ii)     the Automatic Option Grant Program under which
         Eligible  Directors  shall  automatically   receive  option  grants  at
         periodic intervals to purchase shares of Common Stock.

                  B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

      III.        ADMINISTRATION OF THE PLAN

                  A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to
Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the

Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Automatic Option Grant Program.

                  B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such program and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option thereunder.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

                  F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.


                                       2.

IV. ELIGIBILITY

       A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

                   (i)   Employees,

                  (ii)   non-employee members  of the Board  (other  than  those
         serving as members of the Primary  Committee) or the board of directors
         of  any  Parent  or  Subsidiary,   and

                  (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary)



                  B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable and the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

                  C. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who first become non-employee Board members after the Automatic Option Grant Program Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Automatic Option Grant Program Effective Date, including those individuals serving as non-employee Board members on the Automatic Option Grant Program Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings. However, in no event shall a non-employee Board member be eligible to receive option grants under the Automatic Option Grant Program if such individual is a 5% Stockholder or is a representative of, or affiliated with, a 5% Stockholder.


                                       3.

        V.        STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 950,000 shares.

                  B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1997 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                  C. No one person participating in the Plan may receive options and separately exercisable stock appreciation rights for more than 100,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1995 calendar year; provided, however, that for the calendar year in which such person first commences Service, the limit shall be increased to 200,000 shares.

                  D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

                  E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options and separately exercisable stock appreciation rights per calendar year, (iv) the number and/or class of securities for which automatic option grants are to be made subsequently per

                                       4.

Eligible Director under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive, absent manifest error.

                                       5.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


I.       OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       Exercise Price.

                           1. The exercise price per share shall be fixed by the
Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. After the Section 12(g) Registration Date, the exercise price may also be paid as follows:


                           (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                           (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.


                                       6.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C.       Effect of Termination of Service.

                           1. The following provisions shall govern the exercise
of any options held by the Optionee at the time of cessation of Service or death:
                                  (i)  Any option outstanding at the time of the
         Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                  (ii)  Any  option  exercisable  in whole or in
         part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                  (iii)  During  the   applicable   post-Service
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                                  (iv)   Should   the   Optionee's   Service  be
         terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                  (v) In the event of an Involuntary Termination
         following a Corporate Transaction,the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                                       7.

         2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                          (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                        (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. First Refusal Rights. Until the Section 12(g) Registration Date, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

                  G. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime in accordance with the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations

                                       8.

Order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

       II.        INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.
                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

      III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor

                                       9.

corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive, absent manifest error.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted options and separately exercisable stock appreciation rights under the Plan per calendar year.

                  E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.


                                       10.

                  F. The Plan Administrator shall have the discretion to grant options with terms different from those described in this Section III in connection with a Corporate Transaction.

                  G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or
(ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                  H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       IV.        CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

        V.        STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:


                                       11.

                  (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of
         (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.


                  (ii) No such option  surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

         C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                  (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                  (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                                       12.

                  (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                  (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                       13.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


        I.        OPTION TERMS

         A. GRANT  DATES.  Option  grants  shall be made on the dates  specified below:
            1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Automatic Option Grant Program Effective Date shall automatically be granted, on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 10,000 shares of Common Stock.

            2. On the date of each Annual Stockholders Meeting held after the Automatic Option Grant Program Effective Date, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 2,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 2,000-share option grants any one Eligible Director may receive over his or her period of Board service.

         B. EXERCISE PRICE.

            1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

         D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of three

                                       14.

(3) successive and equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

            E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                           (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                           (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                           (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                           (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.


                                       15.

            II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. The grant of  options  under  the  Automatic  Option  Grant
Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                       16.

      III.        AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

                  The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

       IV.        REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                       17.

                                  ARTICLE FOUR

                                  MISCELLANEOUS


        I.        FINANCING

                  A. The Plan Administrator may permit any Optionee to pay the option exercise price under the Discretionary Option Grant Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

                  B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

       II.        TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan (other than the options granted under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                         (i)  Stock  Withholding:   The  election  to  have  the
         Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                         (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more

                                      18.

         shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

      III.        EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Discretionary Option Grant Program shall became effective on the Plan Effective Date and options may be granted under the Discretionary Option Grant Program at any time after the Plan Effective Date. The Automatic Option Grant Program became effective on the Automatic Option Grant Program Effective Date and option grants under the Automatic Option Grant Program may be made to the Eligible Directors after such date. However, no options granted under the Plan may be exercised until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                  B. The Plan was amended on June 9, 1995 to (i) increase the total number of shares of Common Stock available for issuance from 650,000 shares to 950,000 shares and (ii) to increase the number of shares of Common Stock subject to the options granted under the Automatic Option Grant Program upon the initial election or appointment of an Eligible Director from 5,000 shares to 10,000 and to increase the number of shares of Common Stock subject to the annual option grants thereunder to be made on the date of each Annual Stockholders Meeting to continuing non-employee Board members from 1,000 to 2,000 shares. The amendment is subject to stockholder at the 1996 Annual Meeting of Stockholders.

                  C. The Plan shall terminate upon the earliest of (i) June 30, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options under the Plan or
(iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options shall continue to have force and effect in accordance with the provisions of the documents evidencing such options.

       IV.        AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect any rights and obligations with respect to options or stock appreciation rights at the time outstanding under the Plan unless the Optionee consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the

                                       19.

Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options or separately exercisable stock appreciation rights in the aggregate per calendar year, except for permissible adjustments in the event of certain changes in the Corporation's capitalization,
(ii) materially  modify the eligibility  requirements for Plan  participation or
(iii) materially increase the benefits accruing to Plan participants.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V.        USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

       VI.        REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock upon the exercise of any option or stock appreciation right shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

      VII.        NO EMPLOYMENT/SERVICE RIGHTS


                                       20.

                  Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                       21.

                                    APPENDIX


            The following definitions shall be in effect under the Plan:

         B. AUTOMATIC OPTION GRANT PROGRAM EFFECTIVE DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

         C. BOARD shall mean the Corporation's Board of Directors.

         D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                         (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                        (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         E. CODE shall mean the Internal Revenue Code of 1986, as amended.

         F. COMMON STOCK shall mean the Corporation's common stock.

         G. CORPORATE   TRANSACTION   shall  mean   either  of   the   following
stockholder-approved transactions to which the Corporation is a party:

                                      A-1.

                         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                         (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         H. CORPORATION shall mean Atlantic Pharmaceuticals, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Atlantic Pharmaceuticals, Inc. which shall by appropriate action adopt the Plan.

         I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         J. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

         K. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         L. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         M. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         N. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                         (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                      A-2.

                        (ii) If the Common Stock is at the time traded on the Nasdaq SmallCap Market or the over-the-counter market, then the Fair Market Value shall be the average of the highest bid and lowest asked prices per share of Common Stock on the date in question on the Nasdaq SmallCap Market or the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the highest bid and lowest asked prices on the last preceding date for which such quotations exist.

                       (iii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (iv) For purposes of any option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         O. 5% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than five percent (5%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         P.  HOSTILE   TAKE-OVER  shall  mean  a  change  in  ownership  of  the
Corporation effected through the following transaction:

                         (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's

                                      A-3.

         stockholders which the Board does not recommend such stockholders to accept, and

                        (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

         Q.  INCENTIVE   OPTION  shall  mean  an  option  which   satisfies  the
requirements of Code Section 422.

         R. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of :
                        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                        (ii) such individual's  voluntary  resignation following
         (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         S. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

         T. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         U. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         V. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

                                      A-4.

         W. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the grant of Non-Statutory Options and stock appreciation rights under the Discretionary Option Grant Program, the term Parent shall also include any corporation, partnership, joint venture or other business entity which, directly or indirectly, controls the management and policies of the Corporation, whether through the ownership of voting securities, by contract or otherwise.

         X. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         Y. PLAN shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

         Z. PLAN ADMINISTRATOR shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         AA. PLAN EFFECTIVE DATE shall mean the date on which the Plan is adopted by the Board.

         AB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

         AC. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

         AD. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

                                      A-5.

         AE. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AF. SECTION 12(G) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

         AG. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.


         AI. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the grant of Non-Statutory Options and stock appreciation rights under the Discretionary Option Grant Program, the term Subsidiary shall also include any corporation, partnership, joint venture or other business entity in which the Corporation, directly or indirectly, controls the management and policies, whether through the ownership of voting securities, by contract or otherwise.

         AJ. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AK. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         AL. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         AM. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.
                                      A-6.

                                                                      APPENDIX B


                         ATLANTIC PHARMACEUTICALS, INC.
                                     PROXY

                 Annual Meeting of Stockholders, June 20, 1996

               This Proxy is Solicited on Behalf of the Board of
                         Atlantic Pharmaceuticals, Inc.


     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 20, 1996 and the Proxy Statement and appoints Jon D. Lindjord and Margaret A. Schalk, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Atlantic Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the law offices of Brobeck, Phleger & Harrison LLP, 1301 Avenue of the Americas, 30th Floor, New York, New York 10019 on Thursday, June 20, 1996 at 9:00 A.M. New York Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.


1. To elect four directors to serve on the Board of Directors for the ensuing year or until their respective successors are duly elected and qualified:

                                                       WITHHOLD AUTHORITY
                                             FOR            TO VOTE
     John D. Lindjord                        ___              ___
     Steve H. Kanzer                         ___              ___
     John K.A. Prendergast, Ph.D.            ___              ___
     Lindsay A. Rosenwald, M.D               ___              ___


2.   FOR AGAINST ABSTAIN  To approve an  amendment to the  Company's  1995 Stock
                          Option Plan (a) to increase the total number of shares authorized for issuance thereunder by 300,000 shares to a total of 950,000 shares, (b) to increase the number of shares subject to an option that a non-employee Board member is automatically granted thereunder on the initial date of election or appointment to the Board from 5,000 shares to 10,000 shares and (c) to incrase the number of shares subject to an option that a continuing non-employee Board member is automatically granted thereunder on the date of each annual meeting beginning with this Annual Meeting from 1,000 shares to 2,000 shares, and


3.   FOR AGAINST ABSTAIN  To ratify the Board of  Director's  selection  of KPMG
                          Peat Marwick LLP to serve as the Company's independent auditors for the year ending December 31, 1996.

     The Board of Directors recommends a vote IN FAVOR OF each of the directors listed above and a vote IN FAVOR OF the other proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed above and IN FAVOR OF the other proposals.


     Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

     ___________________________________________________________________________
                              (Print name(s) on certificate)

Please sign your name:                                      Date:
                       _____________________________________     _______________
                              (Authorized Signature(s))